UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 30, 2018

ReWalk Robotics Ltd.

(Exact name of registrant as specified in its charter)

Israel	001-36612	N/A
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3 Hatnufa St., Floor 6, Yokneam Ilit, Israel	2069203
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:                        +972.4.959.0123

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the annual general meeting of shareholders of ReWalk Robotics Ltd. (the “Company”) held on April 30, 2018 (the “Meeting”), the Company’s shareholders voted on the following four proposals, which are described in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on March 26, 2018. The Company’s shareholders approved each proposal by the requisite majority.

Proposal No. 1: To reelect each of Mr. Jeff Dykan, Mr. Yasushi Ichiki and Mr. Peter Wehrly, each as a Class I director of the board of directors (the “Board”), to serve until the 2021 annual meeting of shareholders and until his successor has been duly elected and qualified, or until his office is vacated in accordance with the Company’s Articles of Association or the Israel Companies Law, 5759-1999 (the “Israel Companies Law”).

Nominee	For	Against	Abstain	Broker Non-Votes
Jeff Dykan	4,850,434	232,915	43,867	11,868,658
Yasushi Ichiki	4,968,578	98,646	59,992	11,868,658
Peter Wehrly	4,967,205	100,444	59,567	11,868,658

Proposal No. 2: To approve, in accordance with the requirements of the Israel Companies Law, the grant of restricted share units (“RSUs”) to the Company’s non-employee directors, at the time each director joins the Board and thereafter on an annual basis, in lieu of the Company’s current non-employee director equity compensation arrangements.

For	Against	Abstain	Broker Non-Votes
4,759,974	322,775	44,467	11,868,658

Proposal No. 3: To approve the issuance of 16,000,000 ordinary shares in a private placement to Timwell Corporation Limited (“Timwell”), subject to the satisfaction of conditions precedent specified in the Investment Agreement between the Company and Timwell, as required by the Israel Companies Law and Rule 5635(b) of The NASDAQ Stock Market LLC.

For	Against	Abstain	Broker Non-Votes
4,638,001	445,386	43,828	11,868,658

Proposal 4: To approve the reappointment of Kost Forer Gabbay & Kasierer, a member of Ernst & Young Global, as the Company’s independent registered public accounting firm for the year ending December 31, 2018 and until the next annual meeting of shareholders, and to authorize the Board, upon recommendation of the audit committee, to fix the remuneration of said independent registered public accounting firm.

For	Against	Abstain
16,327,101	222,100	446,673

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ReWalk Robotics Ltd.

By:	/s/ Ori Gon
Name: Title:	Ori Gon Chief Financial Officer

Dated: April 30, 2018

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